SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 13, 2001


                             MEDICAL DYNAMICS, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-8632

            Colorado                                           84-0631765
-------------------------------                           ---------------------
(State or other jurisdiction of                               (IRS Employer
incorporation or organization)                            Identification Number)


                      400 Inverness Drive South, Suite 200
                            Englewood, Colorado 80112
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (303) 486-5818

                  99 Inverness Drive East, Englewood, CO 80112
              ----------------------------------------------------
                  former name or former address, if applicable



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Item 5.  Other Events.

     Medical Dynamics, Inc. (OTCBB: MEDY), a nationwide provider of dental practice management software and integrated technology solutions, announced today that the mailing of its proxy statement for the special meeting of shareholders to be held on August 7, 2001, to consider the merger of Medical Dynamics with and into a wholly owned subsidiary of PracticeWorks, Inc. (AMEX:
PRW), has been completed. On March 5, 2001, InfoCure Corporation (Nasdaq: INCX) spun-off the operations of PracticeWorks.

     Upon completion of the merger, for stockholders who hold more than 100 shares of Medical Dynamics common stock, each share of Medical Dynamics common stock will be exchanged into:

     o    0.06873 shares of InfoCure common stock;
     o    0.017183 shares of PracticeWorks common stock; and
     o 0.07558 shares of a series of PracticeWorks 6% convertible redeemable preferred stock, which will have a liquidation preference of $5.44 per share.

     Stockholders holding 100 or fewer shares of Medical Dynamics common stock of record on the date the merger is completed will receive cash at the rate of $0.75 per share of Medical Dynamics common stock. Persons who hold these shares in a brokerage account will be required to have their shares issued in their name before tendering them for this cash payment. When the merger is effective, persons holding outstanding options and warrants to acquire Medical Dynamics common stock will have such options and warrants terminated and will receive replacement options and warrants to purchase shares of PracticeWorks common stock. Stockholders are encouraged to carefully read the proxy statement-prospectus received in connection with this transaction.

     Certain statements contained in this report may be forward-looking statements. The accuracy of these statements cannot be guaranteed as they are subject to a variety of risks including, but not limited to, future economic conditions, competitive products and pricing, new product development, the delivery of products under existing contracts and other factors.


     Item 7. Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits - None.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEDICAL DYNAMICS, INC.


July 13, 2001                               By:  /s/ Van A. Horsley
                                                  ------------------------------
                                                     Van A. Horsley, President